THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY BOO KOO HOLDINGS, INC. (THE “COMPANY”) OF A WRITTEN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT THIS SUBORDINATED NOTE MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

THE RIGHTS AND OBLIGATIONS EVIDENCED BY THIS SUBORDINATED NOTE ARE SUBORDINATED AND SUBJECT TO THE RIGHTS OF THE SENIOR CREDITOR IDENTIFIED HEREIN, PURSUANT TO THE TERMS AND CONDITIONS CONTAINED HEREIN. THE HOLDER AND ANY SUBSEQUENT HOLDERS OF THIS SUBORDINATED NOTE, BY THEIR ACCEPTANCE HEREOF, SHALL BE BOUND BY THE SUBORDINATION PROVISIONS CONTAINED HEREIN.

BOO KOO HOLDINGS, INC.

Subordinated Note

Date: _____ __, 2008	$__________

FOR VALUE RECEIVED, the undersigned, BOO KOO HOLDINGS, INC., a Delaware corporation (the “Maker” or the “Company”), promises to pay to the order of ________________, (together with his successors and permitted assigns, the “Holder”) at the offices of the Holder located at _________________________________, or at such other place as the Holder may designate in writing to the Company, in lawful money of the United States of America, and in immediately available funds, the principal sum of _______________________($_________). In addition to such other terms as are elsewhere defined herein, as used in this Subordinated Note capitalized terms shall have the meanings ascribed to such terms in Section 12 hereof.

1. Interest and Payments.

(a) Interest. Interest shall accrue on the aggregate principal balance of all loans from time to time outstanding hereunder from the date hereof until paid in full at a per annum rate equal to fifteen per cent per annum (15%) in simple interest terms.

(b) Payments. Unless due earlier pursuant to the terms hereof, all outstanding principal and all accrued interest shall be payable on December 31, 2008. Such payment shall be applied first, to accrued interest and any fees or expenses due hereunder, and then to the principal balance. Accrued interest shall also be due and payable on any other date on which the principal balance is due (whether by acceleration, maturity or otherwise).

(c) Prepayments. Subject to Section 4 hereof, the Company may prepay this Subordinated Note in full or in part, without penalty.

(d) Default Interest. Interest shall accrue on any amount past due hereunder at a rate equal to Three Percent (3.0%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

(e) Maximum Rate.

(i)  In no event shall the amount of interest due or payable under this Subordinated Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the Company or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Company shall notify the Holder in writing that the Company elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Company not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Company under applicable law.

(ii)  The Company, and the Holder by accepting this Subordinated Note, each agree and stipulate that the only charge imposed upon the Company for the use of money in connection with this Subordinated Note is and shall be the interest described in the first paragraph hereof, and further agree and stipulate that other charges imposed by the Holder on the Company in connection with this Subordinated Note are charges made to compensate the Holder for underwriting or administrative services and costs or losses performed or incurred and to be performed or incurred, by the Holder in connection with this Subordinated Note and shall under no circumstances be deemed to be charges for the use of money pursuant to the applicable provisions of Texas law. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

2. Events of Default and Remedies.

(a)  Events of Default. Each of the following events shall constitute an “Event of Default” under this Subordinated Note: (i) failure of the Company to pay any principal, interest or other amount due hereunder within 10 Business Days of the date such payment is due, or the Company shall in any way fail to comply with the other terms, covenants or conditions contained in this Subordinated Note; (ii) any written representation or warranty made at any time by the Company to the Holder shall prove to have been incorrect or misleading in any material respect when made; (iii) the Company shall (a) commence a voluntary case under the Bankruptcy Code or other bankruptcy law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal law; or (iv) a case or other proceeding shall be commenced against the Company in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the Company or all or any substantial part of the assets, domestic or foreign, of the Company and such suit shall fail to be discharged within 90 days.

(b) Remedies. Subject to Section 4 hereof, upon the occurrence of an Event of Default (other than one described in clause (iii) or (iv) of the definition thereof), any and all of the loans and the Company’s other obligations hereunder, may be immediately declared to be due and payable in full, and thereupon the Holder may exercise any and all rights and remedies available to it at law. Upon the occurrence of an Event of Default described in clause (iii) or (iv) of the definition thereof, any and all of the loans and the Company’s other obligations hereunder shall immediately be due and payable in full, without any further action on the part of the Holder, and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

3. Expenses. The Company shall pay all expenses incurred by the Holder in the collection of this Subordinated Note, including, without limitation, reasonable attorneys’ fees, if this Subordinated Note is collected by or through an attorney-at-law.

4. Subordination of Subordinated Debt.

(a) Subordination of Subordinated Debt. The Company, for itself and its successors and assigns, and the Holder by his acceptance of this Subordinated Note, agree that the payment of the Subordinated Debt by the Company is subordinated, to the extent and in the manner provided in this Section 4, to the indefeasible payment in full of all Senior Debt and the termination of the Senior Note, and the Company shall not make and the Holder shall not accept or receive any payment of the Subordinated Debt in contravention of the provisions of this Section 4, including, but not limited to, any interest payments upon the occurrence and during the continuance of an “Event of Default” (as defined in the Senior Note).

(b) Holder Acknowledgment. Holder agrees and acknowledges (i) the provisions hereof are, and are intended to be, an inducement to and in consideration of the Senior Creditor, to acquire and hold, or to continue to hold, the Senior Debt, and the Senior Creditor shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, the Senior Debt and the provisions hereof shall be enforceable against Holder by the Senior Creditor.

(c) Subordination on Dissolution, Liquidation or Reorganization.

(i) Upon any distribution of assets of the Company or any of its subsidiaries in any Insolvency Proceeding (other than in connection with a reorganization or readjustment of the Company, in which case clause (ii) will apply):

(A) the Senior Creditor shall first be entitled to receive the indefeasible payment in full of the principal of and interest due on the Senior Debt and the Senior Note shall be terminated, before the Holder is entitled to receive any payment from the Company of principal on this Subordinated Note; and

(B) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled except for the provisions of this Section 4, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the Senior Creditor to the extent necessary to make payment in full of the Senior Debt remaining unpaid.

(ii) In any case or proceeding for the reorganization or readjustment of debts of the Company (whether in bankruptcy, receivership or similar proceeding relating to the Company or its property), any payment or distribution of assets of the Company of any kind or character, whether in cash or other property, to which the Holder is entitled pursuant to a plan of reorganization or debt adjustment shall be paid by the liquidating trustee or other Person making such payment or distribution directly to the Senior Creditor until payment in full of all Senior Debt.

(iii) The Senior Creditor is hereby irrevocably authorized and empowered (in its own name or in the name of Holder or otherwise), but shall have no obligation, to file claims and proofs of claim and to vote such claims in any Insolvency Proceeding; provided that the Senior Creditor shall not have any obligation to execute, verify, deliver or file any such proof of claim or vote such claim. In the event that the Senior Creditor votes any claim in accordance with the authority granted hereby, the Holder shall not be entitled to change or withdraw such vote.

(d) Specific Performance. The Senior Creditor is hereby authorized to demand specific performance of the provisions of this Section 4 whether or not the Company shall have complied with any of the provisions hereof that are applicable to it, at any time that the Holder shall have failed to comply with any of the provisions of this Section 4 applicable to it. The Holder hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

(e) Subordination Rights Unimpaired. No right of any present or future holders of Senior Debt to enforce subordination as provided herein shall at any time be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Subordinated Note, regardless of any knowledge thereof which any holder may have or otherwise be charged with. No provision in any supplemental document that purports to affect the superior position of the Senior Creditor will be effective against the Senior Creditor who has not consented thereto in writing. Additionally, the Senior Debt shall continue to be treated as Senior Debt and the provisions hereof shall continue to govern the relative rights and priorities of the Senior Creditor and the Holder even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such Insolvency Proceeding and the provisions hereof shall be reinstated if at any time any payment of the Senior Debt is rescinded or must otherwise be returned by the Senior Creditor or its agent, designee or nominee.

(f) Subordinated Debt Default. The failure to make a payment on account of the Subordinated Debt by reason of any provision of this Section 4 shall not be construed to prevent the occurrence of an Event of Default hereunder; provided, however, that the failure to make a payment on account of the Subordinated Debt by reason of the provisions of this Section 4 shall not be deemed to be a default or an event of default under, or entitle the Holder to additional rights under, or result in the incurrence of additional obligations on the part of the Company under, any other agreement between the Holder and the Company.

(g) Turnover of Prohibited Payments. If any payment or distribution of any character, whether in cash or other properties or through the exercise of a set-off, shall be received (actually or constructively) by the Holder in contravention of any of the terms of this Section 4, such payment or distribution shall be received by the Holder, in trust for the benefit of, and shall be paid or delivered and transferred to, the Senior Creditor, or to a trustee or agent for the benefit of the Senior Creditor, for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to effect payment in full of the Senior Debt after giving effect to any concurrent payment or distributions to the Senior Creditor. In connection with any payment or distribution of cash or property of the Company in any Insolvency Proceeding, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency Proceeding is pending, or a certificate of the liquidating trustee or agent or other Person making such payment or distribution, delivered to the Holder, for the purpose of ascertaining the Person or Persons entitled to receive payment from the Holder pursuant to the foregoing provisions of this subsection, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all of the facts pertinent thereto or to this Section 4.

(h) Enforcement of Subordinated Debt. Until the Senior Debt shall be indefeasibly paid in full and the Senior Note has been terminated, and except as otherwise permitted under Section 4(c)(i) and 4(c)(ii), the Holder shall not (i) accelerate the maturity of or otherwise declare due and payable any of the Subordinated Debt prior to when this Subordinated Note is otherwise payable in accordance herewith, (ii) commence or join with any other creditor in commencing an Insolvency Proceeding, or (iii) continue or take any other action to collect or enforce any right to receive any payment on account of the Subordinated Debt, including, but not limited to, the exercise of any other right or remedy under this Subordinated Note or otherwise at law or in equity that Holder might otherwise possess, to collect any amount due and payable in respect of this Subordinated Note. Notwithstanding the foregoing, Holder may file a proof of claim in any bankruptcy or similar proceeding instituted by another entity and may vote such claim in a manner not inconsistent with the terms hereof. In the event the Company does not make any payment required to be made by it, any such non-payment shall not limit or affect the Holders or his affiliates’ obligations under any employment, non-compete or similar agreement or covenant, it being agreed that such other agreements and covenants are independent of any provision hereof and the existence of any claim or cause of action hereunder shall not constitute a defense to the enforcement by the Company of such other agreements and covenants. If Holder shall attempt to enforce, collect or realize upon any of the Subordinated Debt in violation of the terms hereof, the Senior Creditor may, by virtue of the terms hereof, restrain any such enforcement, collection or realization, either in its own name or in the name of the Company.

(i) Reinstatement. The provisions of this Section 4 shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect of the Senior Debt is rescinded or must other be returned by the holder thereof upon the filing by or against the Company of any Insolvency Proceeding, all as if such payment had never been made.

(j) Subordinated Note Unsecured. The rights and obligations evidenced by this Subordinated Note are unsecured. Company shall not grant or convey any security interest or security title in or to any real or personal property to secure the obligations evidenced by this Subordinated Note, and Holder shall not receive, accept or accept the benefits of any such security interest or security title.

(k) Modification of Senior Debt. The Senior Creditor may, at any time, in their discretion, renew, amend, refinance, extend or otherwise modify the terms and provisions of Senior Note so held (including, without limitation, the terms and provisions relating to the principal amount outstanding thereunder, the rate of interest thereof, the payment terms thereof and the provisions thereof regarding default or any other matter) or exercise (or refrain from exercising) any of their rights under the Senior Debt, all without notice to or consent from the Holder. No compromise, alteration, amendment, renewal, restatement, refinancing or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, any terms, covenants or conditions of Senior Debt or any documentation executed or delivered in connection with Senior Debt, whether or not in accordance with the provisions of the Senior Debt, shall in any way alter or affect any of the subordination provisions hereof.

(l) No Contest. Holder covenants and agrees that it will not, and will not encourage any other Person to, at any time, contest the validity, perfection, priority or enforceability of the provisions hereof, the Senior Debt, the Senior Note, any agreements or documents executed or delivered in connection with any of the foregoing or the security interests or liens granted pursuant thereto.

5. Waiver of Jury Trial. THE COMPANY, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE COMPANY AND THE HOLDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, THE HOLDER AND THE COMPANY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE COMPANY ARISING OUT OF THIS NOTE OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE COMPANY AND THE HOLDER OF ANY KIND OR NATURE.

6. Time.  Time is of the essence of this Subordinated Note.

7. Amendments and Waivers. All amendments to this Subordinated Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the Company. No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

8. Waiver. The Company hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

9. Governing Law. This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to the principles of conflicts of laws.

10. Binding. This Subordinated Note shall be binding upon the successors and assigns of the Company. A Holder of this Subordinated Note may not assign or transfer this Subordinated Note to any person or entity without the Company’s prior written consent.

11. Notices. Any notice to be given hereunder shall be in writing, shall be sent to the Holder’s address as specified in the first paragraph hereof or the Company’s address set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

12. Definitions. In addition to such other terms as are elsewhere defined herein, as used in this Subordinated Note the following terms shall have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code.

“Business Day” means (a) any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required to close and (b) any such day that is also a day on which dealings in United States dollar deposits are carried out in the London interbank market.

“Insolvency Proceeding” means any action, case or proceeding commenced by or against the Company, or any agreement of the Company, for (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state or federal), (ii) the appointment of a receiver, trustee, liquidator or other custodian for the Company or any part of its property, (iii) an assignment or trust mortgage for the benefit of creditors of the Company, or (iv) the liquidation, dissolution or winding up of the affairs of the Company.

  “Senior Creditor” means Holigan Racing, L.P., a Texas limited partnership, together with its successors and permitted assigns.

“Senior Debt” means all loans, letters of credit, advances, liabilities, debit balances, covenants and duties at any time owed by the Company to the Senior Creditor, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, any and all liabilities and obligations now or hereafter owing by the Company to the Senior Creditor under the Senior Note and any debt, liability or obligation owing by the Company to others which the Senior Creditor may have obtained by assignment, pledge, purchase or otherwise, together with all interest, fees, charges, expenses and attorney’s fees for which the Company is now or hereafter becomes liable to pay to the Senior Creditor under any agreement or by law.

“Senior Note” means that certain Senior Secured Convertible Promissory Note, dated April 3, 2008 executed by the Company in favor of the Senior Creditor in the original principal amount of $1,400,000.00, as amended, restated or otherwise modified from time to time.

“Subordinated Debt” means all loans, advances, liabilities, debit balances, obligations, covenants and duties at any time owed by the Company to the Holder, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, all liabilities of the Company to the Holder under this Subordinated Note and any debt, liability or obligation owing by the Company to others which the Holder may have obtained by assignment, pledge, purchase or otherwise, together with all interest, fees, charges, expenses and attorney’s fees for which the Company is now or hereafter becomes liable to pay to the Holder under any agreement or by law.

“Person” means any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any governmental authority.

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IN WITNESS WHEREOF, the Company has executed and delivered this Subordinated Note under seal as of the date and year first written above.

BOO KOO HOLDINGS, INC.

By:
	Name:	Stephen C. Ruffini
	Title:	COO/CFO

ADDRESS:

Boo Koo Beverages, Inc.
4951 Airport Parkway, Suite 660
Addison, Texas 75001
Attention:Stephen C. Ruffini
Telephone: (972) 818-3862
Telecopy: (972) 930-9463

Acknowledged and Agreed:

By:
Name: